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                                                                  Exhibit 10.27

                                     KEYCORP

                        UMBRELLA TRUST(TM) FOR EXECUTIVES

                                  JULY 1, 1990










KeyCorp
One KeyCorp Plaza
P.O. Box 88
Albany, New York  12201-0088                                             Company

NBD Bank, N.A.
611 Woodward Avenue
Detroit, Michigan  48226                                                 Trustee

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                                TABLE OF CONTENTS

                                                                            PAGE
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                                 INDEX OF TERMS

TERMS                                SECTION                               PAGE








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                                     KEYCORP

                        UMBRELLA TRUST(TM) FOR EXECUTIVES

         This Trust Agreement is made and entered into by and between KeyCorp, a New York corporation (the "Company"), and NBD Bank, N.A., a Michigan banking corporation (the "Trustee").

         The Company hereby establishes with the Trustee a trust to hold all monies and other assets, together with the income thereon, as shall be paid or transferred to it hereunder in accordance with the terms and conditions of this Trust Agreement. The Trustee hereby accepts the trust established under this Trust Agreement and agrees to hold, IN TRUST, all monies and other assets transferred to it hereunder for the uses and purposes and upon the terms and conditions set forth herein, and the Trustee further agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

                                    PREAMBLE
                                    --------

         The Company has adopted the following plans (the "Plan") which shall be subject to this trust:

                              Employment Contracts

                                 Severance Plans

                      Supplemental Retirement Benefits Plan

                       Supplemental Survivor Benefit Plan

                      Executive Deferred Compensation Plan

If only one Plan is subject to this trust at any time, references in this Trust Agreement to the Plans shall refer to such Plan.

         The Plans are administered by an administrative committee (the "Committee") appointed by the Company. If the Plans are administered by more than one Committee at any time, reference in this Trust Agreement to the Committee which relate to a particular Plan shall refer to the Committee which administers that Plan and, if the reference does not relate to a particular Plan, shall refer to all of such Committees. All references in this Trust Agreement to the Committee shall refer to the administrative committee(s) which administers the Plan(s), unless

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the Company appoints a separate administrative committee to administer this
Trust Agreement. If the Company appoints a separate administrative committee to administer this Trust Agreement, references in this Trust Agreement to the Committee shall refer to such administrative committee which is appointed to administer this Trust Agreement, unless the context clearly indicates otherwise.

         The Plan participants who are covered by this Trust Agreement ("Participants") shall be all persons who are Plan participants prior to a Special Circumstance, unless the Company specifically designates only specified individuals or groups of Plan participants as Participants covered by this Trust Agreement. After a person becomes a Participant covered by this Trust Agreement, such person will continue to be a Participant at all times thereafter (including after retirement or other termination of service) until all Plan benefits payable to such Participant have been paid, the Participant ceases to be entitled to any Plan benefits, or the Participant's death, whichever occurs first. The term "Participants" shall not include any beneficiaries of Participants.

         At any time prior to a Special Circumstances, the Company may, by written notice to the Trustee, cause additional plans to become Plans subject to this Trust Agreement or cause additional Plan participants to become Participants covered by this Trust Agreement. Upon and after a Special Circumstance, the Company shall not add any additional plans or Plan participants to this Trust Agreement.

         The Company shall provide the Trustee with certified copies of the following items: (i) the Plan documents; (ii) all Plan amendments promptly upon their adoption; and (iii) lists and specimen signatures of the members of the Committee(s) which administer the Plan(s) and this Trust Agreement and any other Company representatives authorized to take action in regard to the administration of the Plan(s) and this trust, including any changes in the members of such Committee(s) and of such other representatives promptly following any such change. The Company shall also provide the Trustee at least annually with a list of all Participants in each Plan who are covered by this Trust Agreement.

         The purpose of this trust is to give Participants greater security by placing assets in trust for use only to pay Plan benefits to Participants or, if the Company becomes insolvent, to pay creditors. The Company shall continue to be liable to Participants to make all payments required

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under the terms of the Plans to the extent such payments are not made from this trust. Distributions made from this trust to Participants or their beneficiaries shall, to the extent of such distributions, satisfy the Company's obligations to pay benefits to Participants and their beneficiaries under the Plans.

         The Company and the Trustee agree that the trust hereby created has been established to pay obligations of the Company pursuant to the Plans and is subject to the rights of general creditors of the Company, and accordingly is a grantor trust under the provisions of Sections 671 through 677 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company hereby agrees to report all items of income, deductions and credits of the trust on its own income tax returns; and the Company shall have no right to any distributions from the trust or any claim against the trust for funds necessary to pay any income taxes which the Company is required to pay on account of reporting the income of the trust on its income tax returns. No contribution to or income of the trust is intended to be taxable to Participants until benefits are distributed to them.

         The Plans are intended to be "unfunded" and maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as such are intended not to be covered by Parts 2 through 4 of Subtitle B of Title I of ERISA (relating to participation and vesting, funding and fiduciary responsibility). The existence of this trust is not intended to alter this characterization of the Plans.

                                    ARTICLE I

                            EFFECTIVE DATE; DURATION
                            ------------------------

         1.01     Effective Date and Trust Year
                  -----------------------------

                  This trust shall become effective when the Trust Agreement has been executed by the Company and the Trustee and the Company has made a contribution to the trust. For tax purposes the trust year shall be the calendar year. For financial reporting purposes the trust year shall coincide with the Company's fiscal year. The Company shall report any change in its fiscal year to the Trustee.

         1.02     Duration
                  --------

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                  1.02-1 This trust shall continue in effect until all assets of the trust fund are exhausted through distribution of benefits to Participants, payment to creditors in the event of insolvency, payment of fees and expenses of the Trustee, and return of remaining funds to the Company pursuant to 1.02-2. Notwithstanding the foregoing, this trust shall terminate on the day before twenty-one years after the death of the last survivor of all present or future Participants who are now living and those persons now living who are designated as beneficiaries of any such Participants in accordance with the terms of any of the Plans.

                  1.02-2 Except as otherwise provided in 1.02 and 1.03, the trust shall be irrevocable until all benefits payable under the Plans to Participants who are covered by this Trust Agreement are paid. The Trustee shall then return to the Company any assets remaining in the trust.

                  1.02-3 If the existence of this trust or any Subtrust is held to be ERISA Funding or Tax Funding by a federal court and appeals from that holding are no longer timely or have been exhausted, this trust or such Subtrust shall terminate. The Board of Directors of the Company (the "Board") may also terminate this trust or any Subtrust if it determines, that either (i) judicial authority or the opinion of the U.S. Department of Labor, Treasury Department or Internal Revenue Services (as expressed in proposed or final regulations, advisory opinions or rulings, or similar administrative announcements) creates a significant risk that the trust or any Subtrust will be held to be ERISA Funding or Tax funding or (ii) ERISA or the Code requires the trust or any Subtrust to be amended in a way that creates a significant risk that the trust or such Subtrust will be held to be ERISA Funding or Tax Funding, and failure to so amend the trust or such Subtrust could subject the Company to material penalties. Upon any such termination, the assets of each terminated Subtrust remaining after payment of the Trustee's fees and expenses shall be distributed as follows:

                           (a) Such assets shall be transferred to a new trust
                  established by the Company which is not deemed to be ERISA Funding or Tax Funding, but which is similar in all other respects to this trust, if the Company determines that it is possible to establish such a trust.

                           (b) If the Company determines that it is not possible
                  to establish the trust in (a) above, then the assets shall be distributed to the Company if the


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                  Written Consent of Participants, as defined in 1.02-5, is
                  obtained for such distribution.

                           (c) If the Company determines that it is not possible
                  to establish the trust in (a) above and the Written Consent of Participants is not obtained to distribute the assets to the Company, then the assets of the terminated Subtrust shall be allocated in proportion to (i) the vested accrued benefits and
                  (ii) then, if any assets remain, the unvested (if any) accrued benefits of Participants under the applicable Plan and shall be distributed to such Participants in lump sums. Any assets remaining shall be distributed to other Subtrusts or the Company in accordance with 2.04.

                  Notwithstanding the foregoing, the Trustee shall distribute Plan benefits to a Participant to the extent that a federal court or IRS has held that the interest of the Participant in this trust causes such Plan benefits to be includible for federal income tax purposes in the gross income of the Participant prior to actual payment of such Plan benefits to the Participant and appeals from that holding are no longer timely or have been exhausted. The Trustee may also distribute Plan benefits to a Participant, upon direction of the Committee, if the Trustee reasonably believes that there is a significant risk that the Participant's interest in the trust fund will be held to be ERISA Funding or Tax Funding with respect to such Participant or that such Participant will be determined not to be a "management or highly compensated employee" for purposes of ERISA. The provisions of this paragraph shall also apply to any beneficiary of a Participant.

                  1.02-4 This trust is "Tax Funding" if it causes the interest of a Participant in this trust to be includible for federal income tax purposes in the gross income of the Participant prior to actual payment of Plan benefits to the Participant.

                  This trust is "ERISA Funding" if it prevents any of the Plans from meeting the "unfunded" criterion of the exceptions to application of the provisions of Parts 2 through 4 of Subtitle B of Title I of ERISA for plans that are unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.



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                  1.02-5 "Written Consent of Participants" means, for the
purposes of this Trust Agreement, consent in writing by Participants who (i) are a majority in number and (ii) have more than fifty percent (50%) in value of the accrued benefits, of the Participants in each Subtrust under this Trust Agreement on the date of such consent.

         1.03     Irrevocability
                  --------------

                  1.03-1 Subject to 1.02, this trust shall become irrevocable upon the issuance by the Internal Revenue Service of a private letter ruling establishing that its existence and ownership of assets do not cause the trust to be deemed to be Tax Funding. If such a ruling is denied or the Company is informed that a ruling will not be forthcoming, the Company may revoke the trust and take possession of all assets held by the Trustee for the trust. This trust shall also become irrevocable if such a ruling is not requested by the Company within ninety (90) days after the date of establishing this trust.

                  1.03-2 Notwithstanding the provisions of 1.03-1, if a Special Circumstance occurs, the Company may declare the trust to be irrevocable.

         1.04     Special Circumstance
                  --------------------

                  1.04-1 Upon the occurrence of a Special Circumstance described in 1.04-2, the trust assets shall be held for Participants who had accrued benefits under the Plans before the Special Circumstance occurred, including benefits accrued for such Participants after the Special Circumstance.

                  1.04-2 A "Special Circumstance" shall mean a Change in Control (as defined in 1.04-3) or a Default (as defined in 1.04-6).

                  1.04-3 A "Change in Control" shall mean a Change in Control of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the current report on Form 8-X, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor thereto; provided that, without limitation, such a Change in Control shall be deemed to have occurred at such time as:

                           (a) Any person is or becomes the "beneficial owner"
                  (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty five percent

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                  (25%) or more of the combined voting power of the Company's
                  Voting Securities;

                           (b) Individuals who constitute the Board of the
                  Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of the Company or the Board of any corporation with which the Company merges, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters (3/4) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board;

                           (c) If any person or entity acquires an interest
                  which is determined by the Federal Reserve Board to constitute a controlling interest in the Company;

                           (d) The sale by the Company of more than fifty
                  percent (50%) of the book value of its assets to a single purchaser or to a group of affiliated purchasers; or

                           (e) The merger or consolidation of the Company in a
                  transaction in which the shareholders of the Company receive less than fifty percent (50%) of the outstanding voting shares of the continuing corporation. Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred by virtue of any transaction which results in a Participant, or group of Participants, acquiring, directly or indirectly, twenty five percent (25%) or more of the combined voting power of the Company's Voting Securities.

                  1.04-4 For purposes of this Trust Agreement, a Change in Control shall be deemed to have occurred when the Trustee makes a determination to that effect on its own initiative or upon receipt by the Trustee of written notice to that effect from the Company. The Chief Executive Officer of the Company or the Board shall furnish written notice to the Trustee when a Change in Control occurs under 1.04-3.

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                  1.04-5 "Voting Securities" shall mean any securities of the
Company which vote generally in the election of directors.

                  1.04-6 A "Default" shall mean a failure by the Company to contribute, within thirty (30) days of receipt of written notice from the Trustee, any of the following amounts:

                           (a) The full amount of any insufficiency in assets of
                  any Subtrust that is required to pay any premiums or loan interest payments on insurance contracts which are held in the Subtrust;

                           (b) The full amount of any insufficiency in assets of
                  any Subtrust that is required to pay any Plan benefit that is payable upon a direction from the Committee pursuant to 3.02-3 or upon resolution of a disputed claim pursuant to 3.03-2; or

                           (c) Any contribution which is then required under
2.01. If, after the occurrence of a Default, the Company at any time cures such Default by contributing to the trust all amounts which are then required under subparagraphs (a), (b) and (c) above, it shall then cease to be deemed that a Default has occurred or that a Special Circumstance has occurred by reason of such Default.

                                   ARTICLE II

                          TRUST FUND AND FUNDING POLICY
                          -----------------------------

         2.01     Contributions
                  -------------

                  2.01-1 The Company shall contribute to the trust such amounts as are required to purchase or hold insurance contracts in the trust and to pay premiums and loan interest payments thereon, all as described in 2.02-1. The Company shall also contribute to the trust such amounts as are necessary to enable the Trustee to make all Plan benefit payments to Participants when due, unless the Company makes such payments directly, whenever the Trustee advises the Company that the assets of the trust or Subtrust, other than insurance contracts or amounts needed to pay future premiums or loan interest payments on insurance contracts, are insufficient to make such payments. In its discretion, the Company may contribute to the trust such additional amounts or assets as the Committee may reasonably decide are necessary to provide security for all Plan benefits payable to Participants covered by this trust.


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                  2.01-2 Whenever the Company makes a contribution to the trust, the Company shall designate the Plan(s) and Subtrust(s) to which such contribution (or designated portions thereof) shall be allocated. The Company may also make contributions to a special reserve for payment of future fees and expenses of the Trustee and future trust fees and expenses for legal and administrative proceedings. The Company shall designate a separate Subtrust to receive such contributions, which shall be distinct from the other Subtrust(s) established for the Plan(s).

                  A trust funding deposit for payment of future insurance premiums ("Trust Funding Deposit") shall be established in each Subtrust which holds insurance contracts. The Company shall designate the portion of each contribution which shall be allocated to the Trust Funding Deposit for a particular Subtrust. The Trust Funding Deposit for a Subtrust shall normally be used only to pay premiums on insurance contracts which are held in that Subtrust. However, if necessary, the Trust Funding Deposit may be used to pay Plan benefits which are payable to Participants from the Subtrust in the sole discretion of the Trustee.

                  2.01-3 The Company shall, immediately upon the occurrence of a Special Circumstance (as defined in 1.04-2) or a Potential Change in Control (as defined in 2.01-7), and at least annually following a Special Circumstance, contribute to the trust the sum of the following:

                           (a) The present value of the remaining premiums and
                  the interest on any policy loans on insurance contracts held in the trust to the extent the Trust Funding Deposit is determined to be inadequate to pay such remaining premiums and policy loan interest.

                           (b) The amount by which the present value of all
                  benefits (vested and unvested) payable under the Plans on a pre-tax basis to Participants covered by this trust exceeds the value of all trust assets. Each Participant's benefit under any Plan for purposes of calculating present value shall be the highest benefit the Participant would have accrued under the Plan within the twenty four (24) months following such event, assuming that the Participant's service continues for twenty four (24) months at the same rate of compensation, that the Participant continues to make future deferrals under deferred compensation plans in accordance with his prior elections, and that the Participant is terminated at a time when he is entitled


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                  to receive any benefit enhancement provided by the Plan upon a
                  Change in Control. Any benefit enhancement or right with respect to the Plans which is provided under employment or severance agreements of Participants shall be taken into account in making the foregoing calculation.

                           (c) The present value of a reasonable estimate
                  provided by the Trustee of its fees and expenses due over the remaining duration of the trust. Unless the Trustee estimates a greater amount, such amount shall be presumed to be equal to two percent (2%) of the present value of all accrued benefits (vested and unvested) payable under the Plans on a pre-tax basis to Participants covered by this trust.

                           (d) The present value of a reasonable estimate
                  provided by the Trustee of the anticipated fees and expenses for the purpose of commencing or defending lawsuits or legal or administrative proceedings over the remaining duration of the trust. Unless the Trustee estimates a greater amount, such amount shall be presumed to be equal to two percent (2%) of the present value of all accrued benefits (vested and unvested) payable under the Plans on a pre-tax basis to Participants covered by this trust.

                  2.01-4 The calculations required under 2.01-3 shall be based on the terms of the Plans and the actuarial assumptions and methodology set forth in Appendix A attached hereto. Before a Special Circumstance, Appendix A may be revised by the Committee from time to time. After a Special Circumstance, Appendix A may be revised only with the Written Consent of Participants.

                  2.01-5 Whenever the Company makes a contribution to the trust pursuant to 2.01-3, it shall furnish the Trustee with a written statement setting forth the computation of all required amounts contributed under subparagraphs (a), (b), (c) and (d) of 2.01-3.

                  Whenever a Special Circumstance occurs or the Company makes a contribution pursuant to 2.01-3, the Company shall deliver to the Trustee, contemporaneously with or immediately prior to such event, a schedule (the "Payment Schedule") indicating the amounts payable under each Plan in respect of each Participant, or providing a formula or instructions acceptable to the Trustee for determining the amounts so payable, the form in which such

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amounts are to be paid (as provided for or available under the Plans) and the time of commencement for payment of such amounts. The Payment Schedule shall include any other necessary instructions with respect to Plan benefits (including legal expenses) payable under the Plans and any conditions with respect to any Participant's entitlement to, and the Company's obligation to provide, such benefits, and such instructions may be revised from time to time to the extent so provided under the Plans or this Trust Agreement.

                  A modified Payment Schedule shall be delivered by the Company to the Trustee at each time that (i) additional amounts are required to be paid by the Company to the Trustee pursuant to 2.01-3, (ii) Excess Assets are returned to the Company pursuant to 2.04, and (iii) upon the occurrence of any event requiring a modification of the Payment Schedule. The Company shall also furnish a Payment Schedule or modified Payment Schedule for any or all Plan(s) upon request by the Trustee at any other time. Whenever the Company is required to deliver to the Trustee a Payment Schedule or a modified Payment Schedule, the Company shall also deliver at the same time to each Participant the respective portion of the Payment Schedule or modified Payment Schedule that sets forth the amount payable to that Participant.

                  2.01-6 Any contribution to the trust which is made by the Company under 2.01-3 on account of a Potential Change in Control shall be returned to the Company following one year after delivery of such contribution to the Trustee unless a Change in Control shall have occurred during such one-year period, if the Company requests such return within sixty (60) days after such one-year period. If no such request is made within this 60-day period, the contribution shall become a permanent part of the trust fund. The one-year period shall recommence in the event of and upon the date of any subsequent Potential Change in Control.

                  2.01-7   A "Potential Change in Control" shall be deemed to
occur if:

                           (a) Any person, as defined in Section 13(d)(3) of the
                  Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company delivers to the Company a statement containing the information required by Schedule 13-D under the Act, or any amendment to any such statement, that shows that such person has acquired, directly or indirectly, the beneficial ownership of (i) more than twenty four and nine tenths percent (24.9%) of any class of equity security of the Company entitled to vote as single class in

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                  the election or removal from office of directors, or
                  (ii) more than twenty four and nine tenths percent (24.9%) of the voting power of any group of classes of equity securities of the Company entitled to vote as a single class in the election or removal from office of directors;

                           (b) The Company becomes aware that preliminary or
                  definitive copies of a proxy statement and information statement or other information have been filed with the Securities and Exchange Commission pursuant to Rule 14a-6, Rule 14a-11, Rule 14c-5, or Rule 14f-1 under the Act relating to a Potential Change in Control of the Company;

                           (c) Any person delivers to the Company pursuant to
                  Rule 14d-3 under the Act a Tender Offer Statement relating to Voting Securities of the Company;

                           (d) Any person (other than the Company) publicly
                  announces an intention to take actions which if consummated would constitute a Change in Control;

                           (e) The Company enters into an agreement or
                  arrangement, the consummation of which would result in the occurrence of a Change in Control;

                           (f) The Board approves a proposal, or the Company
                  enters into an agreement, which if consummated would constitute a Change in Control; or

                           (g) The Board adopts a resolution to the effect that,
                  for purposes of this Trust Agreement, a Potential Change in Control has occurred.

Notwithstanding the foregoing, a Potential Change in Control shall not be deemed to occur as a result of any event described in (a) through (f) above, if directors who were a majority of the members of the Board prior to such event determine that the event shall not constitute a Potential Change in Control and furnish written notice to the Trustee of such determination.

                  2.01-8 For purposes of this trust, a Potential Change in Control shall be deemed to have occurred when the Trustee makes a determination to that effect on its own initiative or upon receipt by the Trustee of written notice to that effect from the Company. The Chief Executive Officer of the Company or the Board shall furnish written notice to the Trustee when a Potential Change in Control occurs under 2.01-7.

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                  2.01-9 The Trustee shall accept the contributions made by the
Company and hold them as a trust fund for the payment of benefits under the Plans. The Trustee shall not be responsible for determining the required amount of contributions or for collecting any contribution not voluntarily paid, nor shall the Trustee be responsible for the adequacy of the trust fund to meet and discharge all liabilities under the Plans. Contributions may be in cash or in other assets specified in 2.02.

         2.02     Investments and Valuation
                  -------------------------

                  2.02-1 The trust fund shall be invested primarily in insurance contracts ("Contracts"). Such Contracts may be purchased by the Company and transferred to the Trustee as in-kind contributions or may be purchased by the Trustee with the proceeds of cash contributions (or may be purchased upon direction by the Committee pursuant to 2.02-2 or an Investment Manager pursuant to 2.02-4). The Company's contributions to the trust shall include sufficient cash to make projected premium payments on such Contracts and payments of interest due on loans secured by the cash value of such Contracts, unless the Company makes these payments directly. The Trustee shall have the power to exercise all rights, privileges, options and elections granted by or permitted under any Contract or under the rules of the insurance company issuing the Contract ("Insurer"), including the right to obtain policy loans against the cash value of the Contract. Prior to a Special Circumstance, the exercise by the Trustee of any incidents of ownership under any Contract shall be subject to the direction of the Committee. The Committee may from time to time direct the Trustee in writing as to the designation of the beneficiary of a Participant under a Contract for any part of the death benefits payable to such beneficiary thereunder, and the Trustee shall file such designation with the Insurer.

                  Notwithstanding anything contained herein to the contrary, neither the Company nor the Trustee shall be liable for the refusal of any Insurer to issue or change any Contract or Contracts or to take any other action requested by the Trustee; nor for the form, genuineness, validity, sufficiency or effect of any Contract or Contracts held in the trust; nor for the act of any person or persons that may render any such Contract or Contracts null and void; nor for failure of any Insurer to pay the proceeds of any such Contract or Contracts as and when the same shall become due and payable; nor for any delay in payment resulting from any provision contained in any such Contract or Contracts; nor for the fact that for any reason whatsoever (other than its


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own negligence or willful misconduct) any Contracts shall lapse or otherwise become uncollectible.

                  2.02-2 Prior to a Special Circumstance, the Trustee shall invest the trust fund in accordance with written directions by the Committee, including directions for exercising rights, privileges, options and elections pertaining to Contracts and for borrowing from Contracts or other borrowing by the Trustee. The Trustee shall act only as an administrative agent in carrying out directed investment transactions and shall not be responsible for the investment decision. If a directed investment transaction violates any duty to diversify, to maintain liquidity or to meet any other investment standard under this trust or applicable law, the entire responsibility shall rest upon the Company. The Trustee shall be fully protected in acting upon or complying with any investment objectives, guidelines, restrictions or directions provided in accordance with this paragraph.

                  After a Special Circumstance the Committee shall no longer be entitled to direct the Trustee with respect to the investment of the trust fund, unless the Written Consent of Participants is obtained for the Committee to continue to have this right pursuant to 2.02-2. If such Written Consent of Participants is not obtained, the trust fund shall be invested by the Trustee pursuant to 2.02-3 or by an Investment Manager pursuant to 2.02-4. The Trustee or Investment Manager shall have the right to invest the Trust Fund primarily in insurance contracts pursuant to 2.02-1.

                  Notwithstanding the foregoing, no investments shall be made at any time in any securities, instruments, accounts or real property of the Company, and the Trustee may not loan trust fund assets to the Company, or permit the Company to pledge trust fund assets as collateral for loans to the Company.

                  The Committee may not direct the Trustee to make any investments, and the Company may not make any contributions to the trust fund, which are not permissible investments under 2.02-2 and 2.02-3.

                  2.02-3 If the Trustee does not receive instructions from the Committee for the investment of part or all of the trust fund for a period of at least sixty (60) days, the Trustee shall invest and reinvest the assets of the trust fund as the Trustee, in its sole discretion, may deem

PAGE 14 UMBRELLA TRUST(TM) FOR EXECUTIVES appropriate, in accordance with applicable law. Permissible investments shall be limited to the following:

                           (a) Insurance or annuity contracts;

                           (b) Preferred or common stocks, bonds, notes,
                  debentures, commercial paper, certificates of deposit, money market funds, obligations of governmental bodies, or other securities;

                           (c) Interest-bearing savings or deposit accounts with
                  any federally-insured bank or savings and loan association (including the Trustee or an affiliate of the Trustee); or

                           (d) Shares or certificates of participation issued by
                  investment companies, investment trusts, mutual funds, or common or pooled investment funds (including any common or pooled investment fund now or hereafter maintained by the Trustee or an affiliate of the Trustee).

                  2.02-4 The Company may appoint one or more investment managers ("Investment Manager") subject to the following provisions:

                           (a) The Company may appoint one or more Investment
                  Managers to manage (including the power to acquire and dispose of) a specified portion of the assets of the trust (hereinafter referred to as that Investment Manager's "Segregated Fund"). Any Investment Manager so appointed must be either (A) an investment adviser registered as such under the Investment Advisers Act of 1940, (B) a bank, as defined in that Act, or (C) an insurance company qualified to perform services in the management, acquisition or disposition of the assets of trusts under the laws of more than one state; and any Investment Manager so appointed must acknowledge in writing to the Company and to the Trustee that it is a fiduciary with respect to the Plans. The Trustee, until notified in writing to the contrary, shall be fully protected in relying upon any written notice of the appointment of an Investment Manager furnished to it by the Company. In the event of any vacancy in the office of Investment Manager, the Trustee shall be deemed to be the Investment Manager of that Investment Manager's Segregated Fund until an Investment Manager thereof shall have been duly appointed; and in


PAGE 15 - UMBRELLA TRUST(TM) FOR EXECUTIVES
                  such event, until an Investment Manager shall have been so appointed and qualified, references herein to the Trustee's acting in respect of that Segregated Fund pursuant to direction from the Investment Manager shall be deemed to authorize the Trustee to act in its own discretion in managing and controlling the assets of that Segregated Fund, and subparagraphs (b) and (c) below shall have no effect with respect thereto and shall be disregarded.

                           (b) Each Investment Manager appointed pursuant to
                  subparagraph (a) above shall have exclusive authority and discretion to manage and control the assets of its Segregated Fund and may invest and reinvest the assets of the Segregated Fund in any investments in which the Trustee is authorized to invest under 2.02-3, subject to the terms and limitations of any written instruments pertaining to its appointment as Investment Manager. Copies of any such written instruments shall be furnished to the Trustee. In addition, each Investment Manager from time to time and at any time may delegate to the Trustee (or in the event of any vacancy in the office of Investment Manager, the Trustee may exercise in respect of that Investment Manager's Segregated Fund) discretionary authority to invest and reinvest otherwise uninvested cash held in its Segregated Fund temporarily in bonds, notes or other evidences of indebtedness issued or fully guaranteed by the United States of America or any agency or instrumentality thereof, or in other obligations of a short-term nature, including prime commercial paper obligations or part interests therein.

                           (c) Unless the Trustee knowingly participates in, or
                  knowingly undertakes to conceal, an act or omission of an Investment Manager, knowing such act or omission to be a breach of the fiduciary responsibility of the Investment Manager with respect to the Plans, the Trustee shall not be liable for any act or omission of any Investment Manager and shall not be under any obligation to invest or otherwise manage the assets of the Plans that are subject to the management of any Investment Manager. Without limiting the generality of the foregoing, the Trustee shall not be liable by reason of its taking or refraining from taking at the direction of an Investment Manager any action in respect of that

PAGE 16 - UMBRELLA TRUST(TM) FOR EXECUTIVES

                  Investment Manager's Segregated Fund. The Trustee shall be under no duty to question or to make inquiries as to any direction or order or failure to give direction or order by any Investment Manager; and the Trustee shall be under no duty to make any review of investments acquired for the trust at the direction or order of any Investment Manager and shall be under no duty at any time to make any recommendation with respect to disposing of or continuing to retain any such investment.

                  2.02-5 The values of all assets in the trust fund shall be reasonably determined by the Trustee and may be based on the determination of qualified independent parties or Experts (as described in 2.06-2). At any time before or after a Special Circumstance, the Trustee shall have the right to secure confirmation of value by a qualified independent party or Expert for all property of the trust fund, as well as any property to be substituted for other property of the trust fund pursuant to 2.05. Before a Special Circumstance the Company may designate one or more independent parties, who are acceptable to the Trustee, to determine the fair market value of any notes, securities, real property or other assets.

                  Any insurance or annuity contracts held in the trust fund shall be valued at their cash surrender value, except for purposes of substituting other property for such Contracts pursuant to 2.05-2. All securities shall be valued net of costs to sell, or register for sale, such securities. All real property shall be valued net of costs to sell such real property. All other assets of the trust fund shall be valued at their fair market value.

                  The Company shall pay all costs incurred in valuing the assets of the trust fund, including any assets to be substituted for other assets of the trust fund pursuant to 2.05. If not so paid, these costs shall be paid from the trust fund. The Company shall reimburse the trust fund within thirty (30) days after receipt of a bill from the Trustee for any such costs paid out of the trust fund.

         2.03     Subtrusts
                  ---------

                  2.03-1 The Trustee shall establish a separate subtrust ("Subtrust") for each Plan to which it shall credit contributions it receives which are earmarked for that Plan and Subtrust. The Trustee shall also establish a separate Subtrust to which it shall credit contributions it receives which are earmarked to the special reserve for payment of future fees and expenses of

PAGE 17 UMBRELLA TRUST(TM) FOR EXECUTIVES the Trustee and future trust fees and expenses for legal and administrative proceeding. Each Subtrust shall reflect an undivided interest in assets of the trust fund and shall not require any segregation of particular assets. except that an insurance contract covering benefits of a particular Plan shall be held in the Subtrust for the Plan. All contributions shall be designated by the Company for a particular Subtrust. However, any contribution received by the Trustee which is not earmarked for a particular Subtrust shall be allocated among the Subtrusts as the Trustee may determine in its sole discretion.

                  The Committee may direct the Trustee to maintain a separate sub-account within each Subtrust for a Plan for each Participant who discovered by the Subtrust. Each sub-account in a Subtrust shall reflect an individual interest in assets of the Subtrust and, as much as possible, shall operate in the same manner as if it were a separate Subtrust.

                  2.03-2 The Trustee shall allocate investment earnings and losses and expenses of the trust fund among the Subtrusts in proportion to their balances, except that changes in the value of an insurance contract (including premiums and interest on loans on an insurance contract) shall be allocated to the Subtrust for which it is held. Payments to creditors during Insolvency Administration under 5.02 shall be charged against the Subtrusts in proportion to their balances, except that payment of Plan benefits to a Participant as a general creditor shall be charged against the Subtrust for that Plan.

                  2.03-3 Assets allocated to a Subtrust for one plan may not be utilized to provide benefits under any other Plans until all benefits under such Plan have been paid in full, except that Excess Assets of a Subtrust may be transferred to other Subtrusts pursuant to 2.04-5.

         2.04     Recapture of Excess Assets
                  --------------------------

                  2.04-1 In the event the trust shall hold Excess Assets, the Committee, at its option, may direct the Trustee to return part or all of such Excess Assets to the Company.

                  2.04-2 "Excess Assets" are assets of the trust exceeding one hundred twenty five percent (125%) of the amounts described in subparagraphs
(a), (b), (c) and (d) of 2.01-3.

                  2.04-3 The calculation required by 2.04-2 shall be based on the terms of the plans and the actuarial assumptions and methodology set forth in Appendix A. Before a Special Circumstance, the calculation shall be made by the Company or a qualified actuary or consultant selected by the Committee. After a Special Circumstances, the calculation shall be made by a

PAGE 18 - UMBRELLA TRUST(TM) FOR EXECUTIVES qualified actuary or consultant selected by the Trustee, provided the Committee may select a qualified actuary or consultant with the Written Consent of Participants.

                  2.04-4 Excess Assets shall be returned to the Company in the following order of priority, unless the Trustee determines otherwise to protect the participants:

                           (a) Cash and cash equivalents;

                           (b) All taxable investments of the trust (other than
                  cash and cash equivalents and Contracts with Insurers), in such order as the Committee may request;

                           (c) All non-taxable investments of the trust (other
                  than cash and cash equivalents and Contracts with Insurers), in such order as the Committee may request; and

                           (d) Contracts with Insurers, proceeding in order of
                  Contracts on insureds from the youngest to the oldest ages based on the insured's attained age on the date of return of Excess Assets.

                  Notwithstanding the foregoing, Excess Assets may be returned in any other order of priority directed by the Committee with the Written Consent of Participants.

                  2.04-5 If any Subtrust holds Excess Assets, the Committee may direct the Trustee to transfer such Excess Assets to other Subtrusts, either ratably in proportion to the unfunded liabilities to Participants for Plan benefits of all other Subtrusts or first to the other Subtrust(s) with the largest percentage of such unfunded liabilities. After a Special Circumstance the Trustee may also transfer Excess Assets of a Subtrust to other Subtrusts upon its own initiative in such amounts as it may determine in its sole discretion.

                  Excess Assets of a Subtrust for a Plan shall be determined in the same manner as Excess Assets of the trust are determined pursuant to 2.04-2 and 2.04-3. In making this determination each Subtrust for a Plan shall bear its allocable share of the amounts described in subparagraphs (a) and (b) of 2.01-3 which relate to that Plan. The Trustee, in its sole discretion, shall determine whether there are Excess Assets in the separate Subtrust which constitutes the reserve for payment of future fees and expenses of the Trustee and future trust fees and expenses for legal and administrative proceedings. Excess Assets for this Subtrust shall be any amounts

PAGE 19 - UMBRELLA TRUST(TM) FOR EXECUTIVES which the Trustee reasonably determines will not be needed in the future for payment of such fees and expenses.

         2.05     Substitution of Other Property
                  ------------------------------

                  2.05-1 The Company shall have the power to reacquire part or all of the assets or collateral held in the trust found at any time, by simultaneously substitution for it other readily marketable property of equivalent value, net of any costs of disposition; provided that, if the trust holds Excess Assets, the property which is substituted shall not be required to be of equivalent value, but only of sufficient value so that the trust will retain Excess Assets of not less than $10,000 after such substitution. The property which is substituted must be among the types of investments authorized under 2.02 and may not be less liquid or marketable or less well secured than the property for which it is substituted, as determined by the Trustee. such power is exercisable in a nonfiduciary capacity and may be exercised without the approval or consent of Participants or any other person.

                  2.05-2 Except for insurance contracts, the value of any assets reacquired under 2.05-1 shall be determined as provided in 2.02-5. The value of any insurance contract reacquired under 2.05-1 shall be the present value of future projected cash flow or benefits payable under the Contract, but not less than the cash surrender value. The projection shall include death benefits based on reasonable mortality assumptions, including know facts specifically relating to the health of the insured and the terms of the Contract to be reacquired. Values shall be reasonably determined by the Trustee and may be based on the determination of qualified independent parties and Experts, as described in 2.02-5 and 2.06-2. The Trustee shall have the right to secure confirmation of value by a qualified independent party or Expert for all property to be substituted for other property.

                  2.05-3 The Company shall pay all costs incurred in valuing the assets of the trust fund, including any assets to be substituted for other assets of the trust fund pursuant to 2..05. If not so paid, these costs shall be paid from the trust fund. The Company shall reimburse the trust fund within thirty (30) days after receipt of a bill from the Trustee for any such costs paid out of the trust fund.

         2.06     Administrative Powers of Trustee
                  --------------------------------

PAGE 20 UMBRELLA TRUST(TM) FOR EXECUTIVES

                  2.06-1 Subject in all respects to applicable provisions of this Trust Agreement and the Plans, including limitations on investment of the trust fund, the Trustee shall have the rights, powers and privileges of an absolute owner when dealing with property of the trust, including (without limiting the generality of the foregoing) the powers listed below:

                           (a) To sell, convey, transfer, exchange, partition,
                  lease, and otherwise dispose of any of the assets of the trust at any time held by the Trustee under this Trust Agreement;

                           (b) To exercise any option, conversion privilege or
                  subscription right given the Trustee as the owner of any security held in the trust; to vote any corporate stock either in person or by proxy, with or without power of substitution; to consent to or oppose any reorganization, consolidation, readjustment of financial structure, sale, lease or other disposition of the assets of any corporation or other organization, the securities of which may be an asset of the trust; and to take any action in connection therewith and receive and retain any securities resulting therefrom;

                           (c) To deposit any security with any protective or
                  reorganization committee, and to delegate to such committee such power and authority with respect thereto as the Trustee may deem proper, and to agree to pay out of the trust such portion of the expenses and compensation of such committee as the Trustee, in its discretion, shall deem appropriate;

                           (d) To cause any property of the trust to be issued,
                  held or registered in the name of the Trustee as trustee, or in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, or in such form that title will pass by delivery, provided that the records of the Trustee shall in all events indicate the true ownership of such property, or to deposit any securities held in the trust with a securities depository;

                           (e) To renew or extend the time of payment of any
                  obligation due or to become due;

                           (f) To commence or defend lawsuits or legal or
                  administrative proceedings; to compromise, arbitrate or settle claims, debts or damages in favor

PAGE 21 UMBRELLA TRUST(TM) FOR EXECUTIVES
                  of or against the trust; to deliver or accept, in either total or partial satisfaction of any indebtedness or other obligation, any property; to continue to hold for such period of time as the Trustee may deem appropriate any property so received; and to pay all costs and reasonable attorneys' fees in connection therewith out of the assets of the trust;

                           (g) To foreclose any obligation by judicial
                  proceeding or otherwise;

                           (h) Subject to 2.02, to borrower money from any
                  person in such amounts, upon such terms and for such purposes as the Trustee, in its discretion, may deem appropriate; and in connection therewith, to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security; and to lend money on a secured or unsecured basis to any person other than a party in interest;

                           (i) To manage any real property in the trust in the
                  same manner as if the Trustee were the absolute owner thereof, including the power to lease the same for such terms or terms within or beyond the existence of the trust and upon such conditions as the Trustee may deem proper; and to grant options to purchase or acquire options to purchase any real property;

                           (j) To appoint one or more persons or entities as
                  ancillary trustee or sub-trustee for the purpose of investing in and holding title to real or personal property or any interest therein located outside the State of Michigan; provided than any such ancillary trustee or sub-trustee shall act with such power, authority, discretion, duties, and functions of the Trustee as shall be specified in the instrument establishing such ancillary trust or sub-trust, including (without limitation) the power to receive, hold and manage property, real or personal, or undivided interest therein; and the Trustee may pay the reasonable expenses and compensation of such ancillary trustees or sub-trustees out of the trust;

                           (k) To hold such part of the assets of the trust
                  uninvested for such limited periods of time as may be necessary for purposes of orderly trust administration or pending required directions, without liability for payment of interest;

PAGE 22 - UMBRELLA TRUST(TM) FOR EXECUTIVES

                           (l) To determine how all receipts and disbursements
                  shall be credited, charged or apportioned as between income and principal, and the decision of the Trustee shall be final and not subject to question by any Participant or beneficiary of the trust;

                           (m) Generally to do all acts, whether or not
                  expressly authorized, which the Trustee may deem necessary or desirable for the orderly administration or protection of the trust fund.

                  2.06-2 The Trustee may engage one or more qualified independent attorneys, accountants, actuaries, appraisers, consultants or other experts (an "Expert") for any purpose, including the determination of Excess Assets pursuant to 2.04 or disputed claims pursuant to 3.03. The determination of an Expert shall be final and binding on the Company, the Trustee, and all of the participants unless, within thirty (30) days after receiving a determination deemed by an Participant to be adverse, any Participant initiates suit in a court of competent jurisdiction seeking appropriate relief. The Trustee shall have no duty to oversee or independently evaluate the determination of the Expert. The Trustee shall be authorized to pay the fees and expenses of any Expert out of the assets of the trust fund.

                  2.06-3 The Company shall from time to time pay taxes (references in this Trust Agreement to the payment of taxes shall include interest and applicable penalties ) of any and all kinds whatsoever which at any time are lawfully levied or assessed upon or become payable in respect of the trust fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes levied or assessed upon the trust fund are not paid by the Company or contested by the Company pursuant to the last sentence of this paragraph, the Trustee shall pay such taxes out of the trust fund, and the Company shall upon demand by the Trustee deposit into the trust fund an amount equal to the amount paid from the trust fund to satisfy such tax liability. If requested by the Company, the Trustee shall, at the Company's expense, contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel, but only if it has received an indemnity bond or other security satisfactory to it to pay any expenses of such contest. Alternatively, the Company may itself contest the validity of such taxes, but any such contest shall not affect the Company's obligation to reimburse the trust fund for taxes paid from the trust fund.

PAGE 23 - UMBRELLA TRUST(TM) FOR EXECUTIVES

                  2.06-4 Notwithstanding any provisions in the Plans or this Trust Agreement to the contrary, the Company and Trustee may withhold any benefits payable to a beneficiary as a result of the death of the Participant or any other beneficiary until such time as (a) the Company or Trustee is able to determine whether a generation-skipping transfer tax, as defined in Chapter 13 of the Code, or any substitute provision therefor, is or may become payable by the Company or Trustee as a result of benefit payments to the beneficiary; and
(b) the Company or Trustee has determined the amount of generation-skipping transfer tax that is or may become due, including interest thereon. If any such tax is or may become payable, the Company or Trustee feels are reasonably necessary to pay any generation-skipping transfer tax and interest thereon which is or may become due.

                  Any excess amounts so withheld from a beneficiary, which are not used to pay generation-skipping transfer tax and interest thereon, shall be payable to the beneficiary as soon as there is a final determination of the applicable generation-skipping transfer tax and interest thereon. Whenever any amounts which were withheld are paid to any beneficiary, interest shall be payable by the Company or Trustee to such beneficiary for the period of time between the date when such amounts would otherwise have been paid to the beneficiary and the date when such amounts are actually paid to the beneficiary after the aforementioned generation-skipping transfer tax determinations are made and the amount of benefits payable to the beneficiary is finally determined. Interest shall be payable at the same rate as provided under 5.03-2.

                                   ARTICLE III

                                 ADMINISTRATION
                                 --------------

         3.01     Committee; Company Representatives
                  ----------------------------------

                  3.01-1 The Committee is the plan administrator for the Plans and has general responsibility to interpret the Plans and determine the rights of Participants and beneficiaries.

                  3.01-2 The Trustee shall be given the names and specimen signatures of the members of the Committee and any other Company representatives authorized to take action in regard to the administration of the Plans and this trust. The Trustee shall accept and rely upon the names and signatures until notified of any change. Instructions to the Trustee shall be signed for the Committee by the Chairman or such other person as the Committee may designate and for the Company by any officer or such other representative as the Company may designate.


PAGE 24 - UMBRELLA TRUST(TM) FOR EXECUTIVES

         3.02     Payment of Benefits
                  -------------------

                  3.02-1 Benefit payments shall normally be made directly by the Company. If such payments are not made when due, after sixty (60) days written notice to the Company to permit the Company to cure any such Default, unless such notice is waived by the Company, the Trustee shall pay benefits to Participants and beneficiaries on behalf of the Company in satisfaction of its obligations under the Plans. Benefit payments from a Subtrust shall be made in full until the assets of the Subtrust are exhausted. Payments due on the date the Subtrust is exhausted shall be covered pro rata. The Company's obligation shall not be limited to the trust fund, and a Participant or beneficiary shall have a claim against the Company for any payment not made by the Trustee.

                  3.02-2 A Participant's entitlement to benefits under the Plans shall be determined by the Committee. Any benefit enhancement or right with respect to the Plans which is provided under employment or severance agreements of Participants shall be taken into account in making the foregoing determination. Any claim for such benefits shall be considered and reviewed under the claims procedures established for the Plans.

                  3.02-3 The Trustee shall make payments in accordance with written directions from the Committee or consultant designated by the Committee, except as provided in 3.03. The Trustee may request such directions from the Committee or consultant designated by the Committee. If the Committee or consultant designated by the Committee fails to furnish written directions to the Trustee, within sixty (60) days after receiving a written request for directions from the Trustee, the Trustee may make payments in accordance with written directions from Participants or may determine the amounts due under the terms of the Plans in reliance upon the most recent Payment Schedule furnished to it by the Company.

                  The Trustee shall make any required income tax withholding and shall pay amounts withhold to taxing authorities on the Company's behalf or determine that such amounts have been paid by the Company.

                  3.02-4 The Trustee shall use the assets of the trust or any Subtrust to make benefit payments or other payments in the following order of priority, unless the Trustee determines otherwise to protect the Participants:

PAGE 25 - UMBRELLA TRUST(TM) FOR EXECUTIVES

                           (a) Cash contributions from the Company which are
                  specifically designated to enable the Trustee to make such benefit payments or other payments when due;

                           (b) Cash and cash equivalents of the trust or
                  Subtrust;

                           (c) All taxable investments of the trust or Subtrust
                  (other than cash and cash equivalents and Contracts with Insurers), in such order as the Trustee may determine;

                           (d) All non-taxable investments of the trust or
                  Subtrust (other than cash and cash equivalents and Contracts with Insurers), in such order as the Trustee may determine; and

                           (e) Contracts with Insurers held in the trust or
                  Subtrust, in such order and manner (for example, making tax-free withdrawals prior to any taxable withdrawals from Contracts) as the Trustee may determine. Unless the Trustee determines otherwise to protect the Participants, the Trustee shall make tax-free withdrawals prior to any taxable withdrawals from Contracts; shall make withdrawals from Contracts to the premium vanish point before surrendering any Contracts; and shall surrender Contracts, only if necessary, proceeding in order of Contracts o insureds from the youngest to the oldest ages based on the insured's age on the date of surrender of the Contract.

                  Notwithstanding the foregoing, the Trustee may use the assets of the trust or any Subtrust in any other order of priority directed by the Committee with the Written Consent of Participants affected thereby.

         3.03     Disputed Claims
                  ---------------

                  3.03-1 A Participant covered by this Trust whose claim has been denied by the Committee, or who has received no response to the claim within sixty (60) days after submission, may submit the claim to the Trustee. The Trustee shall give written notice of the claim to the Committee. If the Trustee receives no written response from the Committee within thirty (30) days after the date the Committee is given written notice of the claim, the Trustee shall pay the Participant the amount claimed, unless it determines that a lessor amount is due under the terms of the Plans. If a written response is received within such thirty (30) days, the Trustee shall

PAGE 26- UMBRELLA TRUST(TM) FOR EXECUTIVES consider the claim, including the Committee's response. If a written response is received within such thirty (30) days, the Trustee shall consider the claim, including the Committee's response. If the merits of the claim depend on compensation, service or other data in the possession of the Company and it is not provided, the Trustee may rely upon information provided by the Participant. Any benefit enhancement or right with respect to the Plans which is provided under employment or severance agreements of Participants shall be taken into account in making the foregoing determination.

                  3.03-2 The Trustee shall give written notice to the Participant and the Committee of its decision on the claim. If the decision is to grant the claim, the Trustee shall make payment to the Participant. The Trustee may decline to decide a claim and may file suit to have the matter resolved by a court of competent jurisdiction. All of the Trustee's expenses in the court proceeding, including attorneys fees, shall be allowed as administrative expenses of the trust.

                  Either the Participant or the Company may challenge the Trustee's decision by filing suit in a court of competent jurisdiction. If no such suit is filed within sixty (60) days after delivery of written notice of the Trustee's decision, the decision shall become final and binding on all parties.

                  Notwithstanding the two preceding paragraphs, after the Trustee decides a claim or declines to decide a claim, any dispute between a Participant and the Company or the Trustee as to the interpretation or application of the provisions of this Trust Agreement and amounts payable hereunder may, at the election of any party to such dispute (or, if more than one Participant is such a party, at the election of two-thirds of such Participants) be determined by binding arbitration in New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction. All fees and expenses of such arbitration shall be paid by the Trustee and considered an expense of the trust under 3.06.

                  If the Participant is not satisfied with the decision of the Arbitrator, the Participant may appeal the Arbitrator's decision by filing suit in a court of competent jurisdiction. If no such suit is filed within sixty (60) days after delivery of written notice of the Arbitrator's decision, the decision shall become final and binding on all. If the Participant appeals the

PAGE 27- UMBRELLA TRUST(TM) FOR EXECUTIVES

Arbitrator's decision and the decision is ultimately upheld, the Participant shall reimburse the Trustee for all expenses incurred in defending the Arbitrator's decision.

                  3.03-3 If the Committee opposes a claim presented under 3.03-1 and the Trustee ultimately pays the claim from trust assets, the Trustee shall reimburse the Participant's expenses in pursuing the claim, including attorneys fees at the trial and appellate level. The Company shall reimburse the trust fund within thirty (30) days after receipt of a bill from the Trustee for any such Participant's expenses which are reimbursed by the Trustee.

         3.04     Records
                  -------

                  3.04-1 The Trustee shall keep complete records on the trust fund open to inspection by the Company, Committee and Participants at all reasonable times. In addition to accountings required below, the Trustee shall furnish to the Company, Committee and Participants any information reasonably requested about the trust fund.

         3.05     Accountings
                  -----------

                  3.05-1 The Trustee shall furnish the Company with a complete statement of accounts annually within sixty (60) days after the end of the trust year showing assets and liabilities and income and expense for the year of the trust and each Subtrust. The Trustee shall also furnish the Company with accounting statements at such other times as the Company may reasonably request. The form and content of the statement of accounts shall be sufficient for the Company to include in computing its taxable income and credits the income, deductions and credits against tax that are attributable to the trust fund. The Trustee shall also allow, upon the Company's request, access to the statements of accounts by the Company's independent public accountant.

                  3.05-2 The Company may object to an accounting within one hundred eighty (180) days after it is furnished and require that it be settled by audit by a qualified, independent certified public accountant. The auditor shall be chosen by the Trustee from a list of at least five such accountants furnished by the Company at the time the audit is requested. Either the Company or the Trustee may require that the account be settled by a court of competent jurisdiction, in lieu of or in conjunction with the audit. All expenses of any audit or court proceedings, including reasonable attorneys' fees, shall be allowed as administrative expenses of the trust.

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

                  3.05-3 If the Company does not object to an accounting within the time provided, the account shall be settled for the period covered by it.

                  3.05-4 When an account is settled, it shall be final and binding on all parties, including all Participants and persons claiming through them.

         3.06     Expenses and Fees
                  -----------------

                  3.06-1 The Trustee shall be reimbursed for all reasonable expenses and shall be paid a reasonable fee fixed by agreement with the Company from time to time. No increase in the fee shall be effective before sixty (60) days after the Trustee gives Written notice to the Company of the increase. The Trustee shall notify the Company periodically of expenses and fees.

                  3.06-2 The Company shall pay trustee and other administrative and valuation fees and expenses. If not so paid, these fees and expenses shall be paid from the trust fund. The Company shall reimburse the trust fund within thirty (30) days after receipt of a bill from the Trustee for any fees and expenses paid out of the trust fund.

                                   ARTICLE IV

                                    LIABILITY
                                    ---------

         4.01     Indemnity
                  ---------

                  4.01-1 Subject to such limitations as may be imposed by applicable law, the Company shall indemnify and hold harmless the Trustee from any claim, loss, liability or expense arising from any action or inaction in administration of this trust based on direction or information from either the Company, Committee, any Investment Manager or any Expert, or any action taken with respect to Written Consent of Participants as defined in 1.02-5, except in the case of willful misconduct or bad faith.

         4.02     Bonding
                  -------

                  4.02-1 The Trustee need not give any bond or other security for performance of its duties under this trust.

                                    ARTICLE V

                                   INSOLVENCY
                                   ----------

         5.01     Determination of Insolvency
                  ---------------------------

                  5.01-1   The Company is Insolvent for purposes of this trust
if:


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


                           (a) The Company is unable to pay its debts as they
                  come due; or

                           (b) The Company is the subject of a pending
                  proceeding as a debtor under the federal Bankruptcy Code (or any successor federal statute).

                  5.01-2 The Company shall promptly give written notice to the Trustee upon becoming Insolvent. The Chief Executive Officer of the Company and the Board shall be obligated to give such notice. If the Trustee receives such notice or receives from any other person claiming to be a creditor of the Company a written allegation that the Company is Insolvent, the Trustee shall independently determine whether such insolvency exists. The expenses of such determination shall be allowed as administrative expenses of the trust.

                  5.01-3 Upon receipt of the notice or allegation described in 5.01-2, the Trustee shall discontinue making payments from the trust fund to Participants and beneficiaries under the Plans and shall commence Insolvency Administration under 5.02.

                  5.01-4 The Trustee shall have no obligation to investigate the financial condition of the Company prior to receiving a notice or allegation of insolvency under 5.01-2.

         5.02     Insolvency Administration
                  -------------------------

                  5.02-1 During Insolvency Administration, the Trustee shall hold the trust fund for the benefit of the creditors of the Company and make payments only in accordance with 5.02-2. The Participants and beneficiaries shall have no greater rights than general creditors of the Company. The Trustee shall continue the investment of the trust fund in accordance with 2.02.

                  5.02-2 The Trustee shall make payments out of the trust fund in one or more of the following ways:

                           (a) To creditors in accordance with instructions from
                  a court, or a person appointed by a court, having jurisdiction over the Company's condition of insolvency;

                           (b) To Participants and beneficiaries in accordance
                  with such instructions; or

                           (c) In payment of its own fees or expenses.

                  5.02-3 The Trustee shall have a priority claim against the trust fund with respect to its own fees and expenses.

         5.03     Termination of Insolvency Administration
                  ----------------------------------------

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

                  5.03-1 Insolvency Administration shall terminate when the Trustee determines that the Company:

                           (a) Is not Insolvent, in response to a notice or
                  allegation of insolvency under 5.01-2;

                           (b) Has ceased to be Insolvent; or

                           (c) Has been determined by a court of competent
                  jurisdiction not to be Insolvent or to have ceased to be Insolvent.


                  5.03-2 Upon termination of Insolvency Administration under 5.03-1, the trust fund shall continue to be held for the benefit of the Participants and beneficiaries under the Plans. Benefit payments due during the period of Insolvency Administration shall be made as soon as practicable, together with interest from the due dates at the following rates:

                           (a) For the Executive Deferred Compensation Plan, the
                  rate credited on the Participant's account under the Plan.

                           (b) For the Supplemental Executive Benefit Plan, a
                  rate equal to the interest rate fixed by the Pension Benefit Guaranty Corporation for valuing immediate annuities in the preceding month.

                           (c) For the Severance Plans, a rate equal to the
                  interest rate fixed by the Pension Benefit Guaranty Corporation for valuing immediate annuities in the preceding month.

         5.04     Creditors' Claims During Solvency
                  ---------------------------------

                  5.04-1 During periods of Solvency the Trustee shall hold the trust fund exclusively to pay Plan benefits and fees and expenses of the trust until all Plan benefits have been paid. Creditors of the Company shall not be paid during Solvency from the trust fund, which may not be seized by or subjected to the claims of such creditors in any way.

                  5.04-2 A period of Solvency is any period not covered by 5.02.

                                   ARTICLE VI

                               SUCCESSOR TRUSTEES
                               ------------------

         6.01     Resignation and Removal
                  -----------------------

                  6.01-1 The Trustee may resign at any time by notice to the Company, which shall be effective in sixty (60) days unless the Company and the Trustee agree otherwise.

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

                  6.01-2 The Trustee may be removed by the Company on sixty (60) days' written notice or shorter notice accepted by the Trustee. After a Special Circumstance the Trustee may be removed only with the Written Consent of Participants.

                  6.01-3 When resignation or removal is effective, the Trustee shall begin transfer of assets to the successor Trustee immediately. The transfer shall be completed within sixty (60) days, unless the Company extends the time limit.

                  6.01-4 If the Trustee resigns or is removed, the Company shall appoint a successor by the effective date of resignation or removal under 6.01-1 or 6.01-2. After a Special Circumstance a successor Trustee may be appointed only with the Written Consent of Participants. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the trust.

         6.02     Appointment of Successor
                  ------------------------

                  6.02-1 The Company may appoint any national or state bank or trust company that is unrelated to the Company as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, which shall have all of the rights and powers of the former Trustee, including ownership rights in the trust assets. The former Trustee shall execute any instruments necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer. After a Special Circumstance a successor Trustee may be appointed only with the Written Consent of Participants.

                  6.02-2 The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing trust assets, subject to Article II. The successor Trustee shall not be responsible for, and the Company shall indemnify and hold harmless the successor Trustee from any claim or liability because of, any action or inaction of any prior Trustee or any other past event, any existing condition or any existing assets.

         6.03     Accountings; Continuity
                  -----------------------

                  6.03-1 A Trustee who resigns or is removed shall submit a final accounting to the Company as soon as practicable. The accounting shall be received and settled as provided in 3.05 for regular accountings.

PAGE 32 - UMBRELLA TRUST(TM) FOR EXECUTIVES

                  6.03-2 No resignation or removal of the Trustee or change in identity of the Trustee for any reason shall cause a termination of the Plans or this trust.

                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

         7.01     Interests Not Assignable
                  ------------------------

                  7.01-1 The interest of a Participant in the trust fund may not be assigned, pledged or otherwise encumbered, seized by legal process, transferred or subjected to the claims of the Participant's creditors in any way.

                  7.01-2 The Company may not create a security interest in the trust fund in favor of any of its creditors. The Trustee shall not make payments from the trust fund of any amounts to creditors of the Company other than Participants, except as provided in 5.02.

                  7.01-3 The Participants shall have no interest in the assets of the trust fund beyond the right to receive payment of Plan benefits and reimbursement of expenses from such assets subject to the instructions during Insolvency referred to in 5.02. During Insolvency Administration the Participants' rights to trust assets shall not be superior to those of any other general creditors of the Company.

         7.02     Amendment
                  ---------

                  7.02-1 The Company and the Trustee may amend this Trust Agreement at any time by a written instrument executed by both parties. Except as provided below, any such amendment after a Special Circumstance or more than two years after the date hereof may be made only with the Written Consent of Participants. Notwithstanding the foregoing, any such amendment may be made by written agreement of the Company and the Trustee without the Written Consent of Participants if such amendment will not have a material adverse effect on the rights of any Participant hereunder or, prior to a Special Circumstance, is necessary to comply with any laws, regulations or other legal requirements.

         7.03     Applicable Law
                  --------------

                  7.03-1 This trust shall be governed, construed and administered according to the laws of Michigan, except as preempted by ERISA.

         7.04     Agreement Binding on All Parties
                  --------------------------------
PAGE 33 - UMBRELLA TRUST(TM) FOR EXECUTIVES

                  7.04-1 This Trust Agreement shall be binding upon the heirs, personal representatives, successors and assigns of any and all present and future parties.

         7.05     Notices and Directions
                  ----------------------

                  7.05-1 Any notice or direction under this Trust Agreement shall be in writing and shall be effective when actually delivered or, if mailed, when deposited postpaid as first-class mail. Mail to a party shall be directed to the address stated below or to such other address as either party may specify by notice to the other party. Notices to the Committee shall be sent to the address of the Company. Notices to Participants who have submitted claims under 3.03 shall be mailed to the address shown in the claim submission. Until notice is given to the contrary, notices to the Company and the Trustee shall be addressed as follows:

                  Company:                  KeyCorp
                                            One KeyCorp Plaza
                                            P.O. Box 88
                                            Albany, New York  12201-0088
                                            Attention:  Lee Irving

                  Trustee:                  NBD Bank, N.A.
                                            611 Woodward Avenue
                                            Detroit, Michigan  48226
                                            Attention:  Ken Oswald

         7.06     No Implied Duties
                  -----------------

                  7.06-1 The duties of the Trustee shall be those stated in this trust, and no other duties shall be implied.

         7.07     Gender, Singular and Plural
                  ---------------------------

                  7.07-1 All pronouns and any variations thereof shall be deemed to refer to the masculine or feminine, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

                                  ARTICLE VIII

                                     INSURER
                                     -------

         8.01     Insurer Not a Party
                  -------------------

PAGE 34 UMBRELLA TRUST(TM) FOR EXECUTIVES

                  8.01-1 The Insurer shall not be deemed to be a party to this Trust Agreement, and its obligations shall be measured and determined solely by the terms of its Contracts and other agreements executed by it.

         8.02     Authority of Trustee
                  --------------------

                  8.02-1 The Insurer shall accept the signature of the Trustee on any documents or papers executed in connection with such Contracts. The signature of the Trustee shall be conclusive proof to the Insurer that the person on whose life an application is being made is eligible to have such Contract issued on his life and is eligible for a Contract of the type and amount requested.

         8.03     Contract Ownership
                  ------------------

                  8.03-1 The Insurer shall deal with the Trustee as the sole and absolute owner of the trust's interests in such Contracts and shall have no obligation to inquire whether any action or failure to act on the part of the Trustee is in accordance with or authorized by the terms of the Plans or this Trust Agreement.

         8.04     Limitation of Liability
                  -----------------------

                  8.04-1 The Insurer shall be fully discharged from any and all liability for any action taken or any amount paid in accordance with the direction of the Trustee and shall have no obligation to see to the proper application of the amounts so paid. The Insurer shall have no liability for the operation of this Trust Agreement or the Plans, whether or not in accordance with their terms and provisions.

         8.05     Change of Trustee
                  -----------------

                  8.05-1 The Insurer shall be fully discharged from any and all liability for dealing with a party or parties indicated on its records to be the Trustee until such time as it shall receive at its home office written notice of the appointment and qualification of a successor Trustee.

                  IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Agreement to be executed by their respective duly authorized officers on the dates set forth below.

         COMPANY:          By
                              -----------------------------------
                           Its
                              -----------------------------------
                           Executed: ___________________, 199_

PAGE 35 UMBRELLA TRUST(TM) FOR EXECUTIVES

         TRUSTEE:          By
                              -----------------------------------
                           Its
                              -----------------------------------

                           Executed: ___________________, 199_



PAGE 36 UMBRELLA TRUST(TM) FOR EXECUTIVES

                                   APPENDIX A

                         Assumptions and Methodology for

                    Calculations Required Under 2.01 and 2.04

1. The liability for benefits under each Plan will be calculated using two different assumptions as to when Participants terminate service:

         (a)      As of the applicable date under 2.01-3 or 2.04.

         (b) Twenty four (24) months after the applicable date, assuming future compensation continues at current levels, and future deferrals under deferred compensation plans continue pursuant to prior elections.

         The liability for accrued benefits under each Plan will be the greater of the liabilities calculated in accordance with (a) and (b) above.

2. Calculations will be based upon the most valuable optional form of payment available to the Participant.

3. The liability for benefits under deferred compensation or other defined contribution Plans shall be equal to the deferral or other account balances (vested and unvested) of Participants as of the applicable date, plus projected deferrals expected to be made within twenty four
         (24) months after the applicable date pursuant to prior elections. Account balances of Participants under a Plan shall be calculated based on crediting the highest rate of interest which may become payable to Participants under the Plan.

4. The liability for benefits under other Plans shall be equal to the present value of accrued benefits (vested and unvested) of Participants as of the relevant dates under 1(a) and (b) above.

5. No mortality is assumed prior to the commencement of benefits, except for purposes of calculating any additional accrued liability under 5 above. Future mortality is assumed to occur in accordance with the 1983 Group Annuity Table Male Rates after the commencement of benefits.

6. The present value of amounts shall be determined using a discount rate equal to the then current Pension Benefit Guaranty Corporation immediate annuity rate for a nonmultiemployer plan.

7. Where left undefined above, calculations will be performed in accordance with generally accepted actuarial principles.

PAGE 37 UMBRELLA TRUST(TM) FOR EXECUTIVES